Exhibit 10.9

MINING TENEMENT DETAILS REPORT

DISCLAIMER: This is not the official Register referred to in Reg. 84C of the Mining Regulations 1981.

MINING LEASE 74/244

Tenement Summary

Identifier :	M 74/244	District :	PHILLIPS RIVER M.F.
Current Area :	1,830.00000 HA	Status :	Live
Mark Out :	04/08/2009 11:55:00	Received :	07/08/2009 15:59:00
Term Granted :	21 Years	Lodging Office :	PERTH
Commence :	24/12/2009	Expiry :	23/12/2030
Purpose :		Death :

OWNERSHIP DETAILS

Current Holders

Name and Address	Shares
GALAXY LITHIUM AUSTRALIA PTY LTD (ACN:130182099)	100
MCMAHON MINING TITLE SERVICES PTY LTD, C/- MCMAHON MINING
TITLE SERVICES PTY LTD, PO BOX 6301, EAST PERTH, WA, 6892,
xxxx@mmts.net.au, xxxxxxxxxxx997

Total Shares:	100

Holder Changes

Dealing	Status Date	From (Shares)	To (Shares)
Transfer 348099	Registered	GALAXY RESOURCES	GALAXY LITHIUM AUSTRALIA
	02/06/2010	LIMITED (100)	LIMITED (100)
11:26:00
A to A (Name) 651313	Recorded	GALAXY LITHIUM AUSTRALIA	GALAXY LITHIUM AUSTRALIA
	10/06/2022	LIMITED (100)	PTY LTD (100)
15:50:47

Applicants on Receival

Name and Address	Shares
GALAXY RESOURCES LIMITED	100
C/- HETHERINGTON EXPLORATION & MINING TITLE SERVICES PTY LTD, PO BOX 8249 PERTH BUSINESS CENTRE, PERTH, WA, 6849
Total Shares:	100

DESCRIPTION DETAILS

Description

Block Type :		Effective From :

Locality :	north ravensthorpe

Datum :	Datum situated at GDA94 MGA Z51 6283892.395 mN 23136.331 mE

Boundary :	Thence :
6284025.026 mN 227780.388 mE
6280327.396 mN 227885.145 mE
6280319.627 mN 227750.647 mE

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 1 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

6280184.664 mN 227751.085 mE
6280051.96 mN 223108.853 mE
6283749.596 mN 223002.303 mE
6283753.568 mN 223140.329 mE
Back to datum

Area :	Type	Dealing No	Start Date	Area
	Surveyed		07/11/2012	1,830.00000 HA
	Granted		24/12/2009	1,832.00000 HA
	Applied For		04/08/2009	1,832.00000 HA

RELATIONSHIPS

Relationships

Relationship	Dealing No	Dealing Status	Tenement ID	Tenement Status
Conditional	Surrender - Conditional	Made absolute	M 74/155	Dead
Surrender	326981
Conditional	Surrender - Conditional	Made absolute	M 74/182	Dead
Surrender	327266
Conditional	Surrender - Conditional	Made absolute	M 74/12	Dead
Surrender	327267
Conditional	Surrender - Conditional	Made absolute	M 74/158	Dead
Surrender	336781
Conditional	Surrender - Conditional	Made absolute	M 74/159	Dead
Surrender	336782
Conditional	Surrender - Conditional	Made absolute	M 74/196	Dead
Surrender	336783
Conditional	Surrender - Conditional	Made absolute	M 74/197	Dead
Surrender	336784

State Agreement Conversions

Applicable Legislation		Effective Start	Effective End

SURVEY DETAILS

Survey

Surveyed Area	Surveyed Date	Surveyor`s Name	Field Book	Instruction Date	Project
1,830.00000 HA	07/11/2012	GATH, GM	13	22/06/2010	12613

Standard Plan	Diagram
66293

GENERAL DETAILS

General

Objection Closing Date :	11/09/2009	Application Fee :	$375.00
File Reference :		Survey Fee :
Receipt Number :	68138

Special Indicator

Special Indicator	Start	End

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 2 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

SHIRE DETAILS

Shire

Shire	Shire No	Start	End	Area
RAVENSTHORPE SHIRE	7420	04/08/2009		1,830.00000 HA

NATIVE TITLE DETAILS

Native Title Referrals

DISCLAIMER: Complete Native Title Information is not available for this Tenement/Amalgamation

Date Referred	Referral Type	Procedure	Current Status
12/08/2009	Tenement Application		NT Cleared

GRANT DETAILS

Recommendation

Recommended for :	Grant	22/10/2009

Grant

Granted : 24/12/2009	Holder Notified :	24/12/2009	Licence/Lease
issued :

Term

Term : 21 Years	From :	24/12/2009	To : 23/12/2030

ENDORSEMENTS/CONDITIONS DETAILS

Endorsements and Conditions

#	ENDORSEMENTS	Start Date	End Date
1	The lessee’s attention is drawn to the provisions of the Aboriginal Heritage Act 1972 and any Regulations thereunder.	24/12/2009
2	The lessee’s attention is drawn to the Environmental Protection Act 1986 and the Environmental Protection (Clearing of Native Vegetation) Regulations 2004, which provides for the protection of all native vegetation from damage unless prior permission is obtained.	24/12/2009
3	The grant of this lease does not include any private land referred to in Section 29(2) of the Mining Act 1978 except that below 30 metres from the natural surface of the land.	24/12/2009
4	The Lessee’s attention is drawn to the Minister’s requirement that the holder of this Lease lodge security in the form of an Unconditional Performance Bond for due compliance with environmental conditions in the sum of:	05/04/2011	29/07/2013
● $1,222,000
	The Lessee’s attention is drawn to the Minister’s requirement that the holder of this Lease lodge security in the form of an Unconditional Performance Bond for due compliance with environmental conditions in the sum of:	03/02/2011	04/04/2011
● $903,000
	The Lessee’s attention is drawn to the Minister’s requirement that the holder of this Lease lodge security in the form of an Unconditional Performance Bond for due compliance with environmental conditions in the sum of:	20/01/2010	02/02/2011
● $868,000
5	Compliance with the “	19/06/2012
● Waterways Conservation Act, 1976;
● Rights in Water and Irrigation Act, 1914;
● Metropolitan Water Supply, Sewerage and Drainage Act, 1909;
● Country Areas Water Supply Act, 1947;
● Water Agencies (Powers) Act, 1984; and
● Water Resources Legislation Amendment Act, 2007.

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 3 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	ENDORSEMENTS	Start Date	End Date
6	The rights of ingress to and egress from the mining tenement being at all times preserved to officers of Department of Water for Inspection and Investigation purposes.	19/06/2012
7	The storage and disposal of petroleum hydrocarbons, chemicals and potentially hazardous substances being in accordance with the current published version of the Department of Water’s relevant Water Quality Protection Notes and Guidelines for mining and mineral processing.	19/06/2012
8	The abstraction of groundwater is prohibited unless a current licence to construct/alter a well and a licence to take groundwater has been issued by the DoW.	19/06/2012
	Private Land	26/06/2018
9	By approval the grant of this lease is amended to include Lot 36 on Deposited Plan 80856 and Lot 177 on Deposited Plan 141641 to a depth of 30 metres from the natural surface.	26/06/2018
10	By approval the grant of this lease is amended to include Lot 23 on Deposited Plan 80826 and Lot 176 on Deposited Plan 141643 to a depth of 30 metres from the natural surface.	22/08/2018
11	By approval the grant of this lease is amended to include Lot 261 on deposited plan 146658 to a depth of 30 metres from the natural surface.	07/11/2018
12	By approval the grant of this lease is amended to include Lot 31 on Deposited Plan 224145 and Lot 127 on Deposited Plan 145763 to a depth of 30 metres from the natural surface.	22/11/2018
13	By approval the grant of this lease is amended to include Lot 28 on Deposited Plan 224145, Lot 253 on Deposited Plan 401420 and Lot 254 on Deposited Plan 401421 to a depth of 30 metres from the natural surface.	28/11/2018
14	By approval the grant of this lease is amended to include Lot 50 and 51 on Deposited Plan 29986, Lot 251 on Deposited Plan 401418, Lot 318 on Deposited Plan 150052 and Lot 1433 on Deposited Plan 216162 to a depth of 30 metres from the natural surface.	17/04/2019

#	CONDITIONS	Start Date	End Date
1	Survey.	24/12/2009
2	All surface holes drilled for the purpose of exploration are to be capped, filled or otherwise made safe immediately after completion.	24/12/2009
3	All disturbances to the surface of the land made as a result of exploration, including costeans, drill pads, grid lines and access tracks, being backfilled and rehabilitated to the satisfaction of the Environmental Officer, Department of Mines and Petroleum (DMP). Backfilling and rehabilitation being required no later than 6 months after excavation unless otherwise approved in writing by the Environmental Officer, DMP.	24/12/2009
4	All waste materials, rubbish, plastic sample bags, abandoned equipment and temporary buildings being removed from the mining tenement prior to or at the termination of exploration program.	24/12/2009
5	Unless the written approval of the Environmental Officer, DMP is first obtained, the use of drilling rigs, scrapers, graders, bulldozers, backhoes or other mechanised equipment for surface disturbance or the excavation of costeans is prohibited. Following approval, all topsoil being removed ahead of mining operations and separately stockpiled for replacement after backfilling and/or completion of operations.	24/12/2009
6	The lessee submitting a plan of proposed operations and measures to safeguard the environment to the Director, Environment, DMP for his assessment and written approval prior to commencing any developmental or productive mining or construction activity.	24/12/2009
7	In areas of native vegetation within the tenement, no exploration activities commencing until the licensee provides a plan of management to prevent the spread of dieback disease (Phytophthera sp) to the Director, Environment, DMP for assessment and until his written approval has been received. All exploration activities shall then comply with the commitments made in the management plan.	24/12/2009
8	The prior written consent of the Minister responsible for the Mining Act 1978 being obtained before commencing any mining activities on Racecourse and Aerial Landing Ground Reserve 21616 and Depot Site Main Roads Department Reserve 28341 and Ravensthorpe Townsite.	24/12/2009
9	No interference with Geodetic Survey Stations Ravensthorpe 61, 65T, 66, 67, 68, 69, 134 and G74-1 and mining within 15 metres thereof being confined to below a depth of 15 metres from the natural surface.	24/12/2009
10	No excavation, excepting shafts, approaching closer to the South Coast Highway, Highway verge or the road reserve than a distance equal to twice the depth of the excavation and mining on the South Coast Highway or Highway verge being confined to below a depth of 30 metres from the natural surface, and on any other road or road verge, to below a depth of 15 metres from the natural surface.	24/12/2009

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 4 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
11	Prior to any ground disturbing activities within FNA 362 outlined in red in Tengraph (Hawks Nest Heritage Site) the lessee obtaining the written approval of the Environmental Officer DMP in consultation with the Shire of Ravensthorpe.		24/12/2009
12	Mining on any road or road reserve being confined to below a depth of 15 metres from the natural surface.		24/12/2009
13	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		12/05/2022
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID 26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Ravensthorpe Spodume Project - Addendum to Mining Proposal (Reg ID 22377) Mobile Screening Plant M74/244” (Reg ID 29375) dated 24 December 2010 signed by Chris Ranisford and retained on Department of Mines and Petroleum File No. E0009/201101;
	●	“Ravensthorpe Spodumene Project Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion M74/244” (Reg ID 29171) dated 29 November 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion (ID 29171), M74/244 - Response to Queries” dated 19 January 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores 11 and 28, and the Installation of Production Water Pipeline M74/244” dated April 2011 (Reg. ID 30493) signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 5 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
	●	“Reply to email dated 19 April 2011 - Mining Proposal - Production Bores 11 & 28” dated 29 April 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Programme of Work on M74/244 for Galaxy Resources Limited” (Reg. ID 34937) dated 1 June 2012 signed by Chris Rainsford, Revised Bore Design titled: “Reg. ID 34937 - PoWE - Revised Angled Bore Design Headworks - M74/244” dated 13 June 2012 signed by John Fletcher and document titled: “Reg. ID - PoWE - Ravensthorpe Spodumene Project - Mt Cattlin Operation. Addendum to Programme of Work ID 34937 - Supporting Document for an Application for a Permit to Interfere with Bed and Banks” dated 4 April 2012, signed by Chris Rainsford. All documents retained on Department of Mines and Petroleum file No. EARS-POW-34937;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377). Mt Cattlin. M74/244” dated 6 June 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377)” dated 10 October 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 59053) “Mt Cattlin Spodumene Project Mining Proposal Addendum - Amendment to Processing Circuit and Temporary Tailings Storage M74/244” dated 5 April 2016 signed by Benjamin Lane and retained on Department of Mines and Petroleum File No. EARS-MP-59053 as Doc ID 4170400;
	●	(MP Reg ID 69112) “Mt Cattlin Spondumene Project Development of the Dowling Pit SW Extension - M74/244 - Revised Amendment #10 to Mining Proposal 22377 - Reg ID 69112” dated 22 November 2017 signed by Brian Talbot, General Manager and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MPMCP-69112 as Doc ID 5403236;
	●	(MP Reg ID 73856) “Revised Mining Proposal Reg ID 73856 Mt Cattlin Lithium Project Stage 2 Expansion East of Floater Road M74/244” dated 20 August 2018 signed by Brian Talbot, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-73856 as Doc ID 5980860;
	●	(MP Reg ID 77030) “Revised Mining Proposal Galaxy Lithium Australia Limited Mt Cattlin Lithium Project M74/244 Perimeter Safety Fence” dated 12 November 2018 signed by James Hesford, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-77030 as Doc ID 6144521;
	●	Deposition M74/244” dated 5 July 2019 signed by Brian Talbot – Chief Operating Officer, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-79096 as Doc ID 6659403;
	●	(MP Reg ID 82027) “Revised Mining Proposal REG ID 82027 Mt Cattlin Lithium Project” dated 3 June 2020 signed by Keith Muller, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-82027 as Doc ID 7438496
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		27/08/2020	11/05/2022
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID 26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 6 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Ravensthorpe Spodume Project - Addendum to Mining Proposal (Reg ID 22377) Mobile Screening Plant M74/244” (Reg ID 29375) dated 24 December 2010 signed by Chris Ranisford and retained on Department of Mines and Petroleum File No. E0009/201101;
	●	“Ravensthorpe Spodumene Project Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion M74/244” (Reg ID 29171) dated 29 November 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion (ID 29171), M74/244 - Response to Queries” dated 19 January 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores 11 and 28, and the Installation of Production Water Pipeline M74/244” dated April 2011 (Reg. ID 30493) signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Reply to email dated 19 April 2011 - Mining Proposal - Production Bores 11 & 28” dated 29 April 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Programme of Work on M74/244 for Galaxy Resources Limited” (Reg. ID 34937) dated 1 June 2012 signed by Chris Rainsford, Revised Bore Design titled: “Reg. ID 34937 - PoWE - Revised Angled Bore Design Headworks - M74/244” dated 13 June 2012 signed by John Fletcher and document titled: “Reg. ID - PoWE - Ravensthorpe Spodumene Project - Mt Cattlin Operation. Addendum to Programme of Work ID 34937 - Supporting Document for an Application for a Permit to Interfere with Bed and Banks” dated 4 April 2012, signed by Chris Rainsford. All documents retained on Department of Mines and Petroleum file No. EARS-POW-34937;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377). Mt Cattlin. M74/244” dated 6 June 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377)” dated 10 October 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 59053) “Mt Cattlin Spodumene Project Mining Proposal Addendum - Amendment to Processing Circuit and Temporary Tailings Storage M74/244” dated 5 April 2016 signed by Benjamin Lane and retained on Department of Mines and Petroleum File No. EARS-MP-59053 as Doc ID 4170400;
	●	(MP Reg ID 69112) “Mt Cattlin Spondumene Project Development of the Dowling Pit SW Extension - M74/244 - Revised Amendment #10 to Mining Proposal 22377 - Reg ID 69112” dated 22 November 2017 signed by Brian Talbot, General Manager and

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 7 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
retained on Department of Mines, Industry Regulation and Safety File No. EARS-MPMCP-69112 as Doc ID 5403236;
	●	(MP Reg ID 73856) “Revised Mining Proposal Reg ID 73856 Mt Cattlin Lithium Project Stage 2 Expansion East of Floater Road M74/244” dated 20 August 2018 signed by Brian Talbot, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-73856 as Doc ID 5980860;
	●	(MP Reg ID 77030) “Revised Mining Proposal Galaxy Lithium Australia Limited Mt Cattlin Lithium Project M74/244 Perimeter Safety Fence” dated 12 November 2018 signed by James Hesford, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-77030 as Doc ID 6144521;
	●	Deposition M74/244” dated 5 July 2019 signed by Brian Talbot – Chief Operating Officer, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-79096 as Doc ID 6659403;
	●	(MP Reg ID 82027) “Revised Mining Proposal REG ID 82027 Mt Cattlin Lithium Project” dated 3 June 2020 signed by Keith Muller, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-82027 as Doc ID 7438496;
	●	(MCP Reg ID 82957) “Mount Cattlin Operation Mine Closure Plan” dated 1 July 2020 signed by Keith Muller, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MCP-82957 as Doc ID 7612238
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		17/06/2020	26/08/2020
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID 26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 8 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
	●	“Ravensthorpe Spodume Project - Addendum to Mining Proposal (Reg ID 22377) Mobile Screening Plant M74/244” (Reg ID 29375) dated 24 December 2010 signed by Chris Ranisford and retained on Department of Mines and Petroleum File No. E0009/201101;
	●	“Ravensthorpe Spodumene Project Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion M74/244” (Reg ID 29171) dated 29 November 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion (ID 29171), M74/244 - Response to Queries” dated 19 January 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores 11 and 28, and the Installation of Production Water Pipeline M74/244” dated April 2011 (Reg. ID 30493) signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Reply to email dated 19 April 2011 - Mining Proposal - Production Bores 11 & 28” dated 29 April 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Programme of Work on M74/244 for Galaxy Resources Limited” (Reg. ID 34937) dated 1 June 2012 signed by Chris Rainsford, Revised Bore Design titled: “Reg. ID 34937 - PoWE - Revised Angled Bore Design Headworks - M74/244” dated 13 June 2012 signed by John Fletcher and document titled: “Reg. ID - PoWE - Ravensthorpe Spodumene Project - Mt Cattlin Operation. Addendum to Programme of Work ID 34937 - Supporting Document for an Application for a Permit to Interfere with Bed and Banks” dated 4 April 2012, signed by Chris Rainsford. All documents retained on Department of Mines and Petroleum file No. EARS-POW-34937;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377). Mt Cattlin. M74/244” dated 6 June 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377)” dated 10 October 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 59053) “Mt Cattlin Spodumene Project Mining Proposal Addendum - Amendment to Processing Circuit and Temporary Tailings Storage M74/244” dated 5 April 2016 signed by Benjamin Lane and retained on Department of Mines and Petroleum File No. EARS-MP-59053 as Doc ID 4170400;
	●	(MP Reg ID 69112) “Mt Cattlin Spondumene Project Development of the Dowling Pit SW Extension - M74/244 - Revised Amendment #10 to Mining Proposal 22377 - Reg ID 69112” dated 22 November 2017 signed by Brian Talbot, General Manager and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MPMCP-69112 as Doc ID 5403236;
	●	(MP Reg ID 73856) “Revised Mining Proposal Reg ID 73856 Mt Cattlin Lithium Project Stage 2 Expansion East of Floater Road M74/244” dated 20 August 2018 signed by Brian Talbot, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-73856 as Doc ID 5980860;
	●	(MP Reg ID 77030) “Revised Mining Proposal Galaxy Lithium Australia Limited Mt Cattlin Lithium Project M74/244 Perimeter Safety Fence” dated 12 November 2018 signed by James Hesford, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-77030 as Doc ID 6144521;
	●	(MCP Reg ID 70126) “Mt Cattlin Sopdumene Project – Stage 1 Mine Closure Plan Revision 3.0” dated 21 December 2018 signed by Hugh Trivett, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MCP-70126 as Doc ID 6243040;
	●	(MP Reg ID 79096) “Revised Mining Proposal Reg ID 79096 Mt Cattlin Lithium Project WRL Extension, COS, In-pit Tailings Deposition M74/244” dated 5 July 2019 signed by Brian Talbot – Chief Operating Officer, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-79096 as Doc ID 6659403;
	●	(MP Reg ID 82027) “Revised Mining Proposal REG ID 82027 Mt Cattlin Lithium Project” dated 3 June 2020 signed by Keith Muller, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-82027 as Doc ID 7438496
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 9 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		19/07/2019	16/06/2020
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID 26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Ravensthorpe Spodume Project - Addendum to Mining Proposal (Reg ID 22377) Mobile Screening Plant M74/244” (Reg ID 29375) dated 24 December 2010 signed by Chris Ranisford and retained on Department of Mines and Petroleum File No. E0009/201101;
	●	“Ravensthorpe Spodumene Project Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion M74/244” (Reg ID 29171) dated 29 November 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion (ID 29171), M74/244 - Response to Queries” dated 19 January 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores 11 and 28, and the Installation of Production Water Pipeline M74/244” dated April 2011 (Reg. ID 30493) signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Reply to email dated 19 April 2011 - Mining Proposal - Production Bores 11 & 28” dated 29 April 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Programme of Work on M74/244 for Galaxy Resources Limited” (Reg. ID 34937) dated 1 June 2012 signed by Chris Rainsford, Revised Bore Design titled: “Reg. ID 34937 - PoWE - Revised Angled Bore Design Headworks - M74/244” dated 13 June

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 10 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
2012 signed by John Fletcher and document titled: “Reg. ID - PoWE - Ravensthorpe Spodumene Project - Mt Cattlin Operation. Addendum to Programme of Work ID 34937 - Supporting Document for an Application for a Permit to Interfere with Bed and Banks” dated 4 April 2012, signed by Chris Rainsford. All documents retained on Department of Mines and Petroleum file No. EARS-POW-34937;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377). Mt Cattlin. M74/244” dated 6 June 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377)” dated 10 October 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 59053) “Mt Cattlin Spodumene Project Mining Proposal Addendum - Amendment to Processing Circuit and Temporary Tailings Storage M74/244” dated 5 April 2016 signed by Benjamin Lane and retained on Department of Mines and Petroleum File No. EARS-MP-59053 as Doc ID 4170400;
	●	(MP Reg ID 69112) “Mt Cattlin Spondumene Project Development of the Dowling Pit SW Extension - M74/244 - Revised Amendment #10 to Mining Proposal 22377 - Reg ID 69112” dated 22 November 2017 signed by Brian Talbot, General Manager and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MPMCP-69112 as Doc ID 5403236;
	●	(MP Reg ID 73856) “Revised Mining Proposal Reg ID 73856 Mt Cattlin Lithium Project Stage 2 Expansion East of Floater Road M74/244” dated 20 August 2018 signed by Brian Talbot, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-73856 as Doc ID 5980860;
	●	(MP Reg ID 77030) “Revised Mining Proposal Galaxy Lithium Australia Limited Mt Cattlin Lithium Project M74/244 Perimeter Safety Fence” dated 12 November 2018 signed by James Hesford, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-77030 as Doc ID 6144521;
	●	(MCP Reg ID 70126) “Mt Cattlin Sopdumene Project – Stage 1 Mine Closure Plan Revision 3.0” dated 21 December 2018 signed by Hugh Trivett, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MCP-70126 as Doc ID 6243040;
	●	(MP Reg ID 79096) “Revised Mining Proposal Reg ID 79096 Mt Cattlin Lithium Project WRL Extension, COS, In-pit Tailings Deposition M74/244” dated 5 July 2019 signed by Brian Talbot – Chief Operating Officer, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-79096 as Doc ID 6659403
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		13/03/2019	18/07/2019
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID 26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 11 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
(Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Ravensthorpe Spodume Project - Addendum to Mining Proposal (Reg ID 22377) Mobile Screening Plant M74/244” (Reg ID 29375) dated 24 December 2010 signed by Chris Ranisford and retained on Department of Mines and Petroleum File No. E0009/201101;
	●	“Ravensthorpe Spodumene Project Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion M74/244” (Reg ID 29171) dated 29 November 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion (ID 29171), M74/244 - Response to Queries” dated 19 January 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores 11 and 28, and the Installation of Production Water Pipeline M74/244” dated April 2011 (Reg. ID 30493) signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Reply to email dated 19 April 2011 - Mining Proposal - Production Bores 11 & 28” dated 29 April 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Programme of Work on M74/244 for Galaxy Resources Limited” (Reg. ID 34937) dated 1 June 2012 signed by Chris Rainsford, Revised Bore Design titled: “Reg. ID 34937 - PoWE - Revised Angled Bore Design Headworks - M74/244” dated 13 June 2012 signed by John Fletcher and document titled: “Reg. ID - PoWE - Ravensthorpe Spodumene Project - Mt Cattlin Operation. Addendum to Programme of Work ID 34937 - Supporting Document for an Application for a Permit to Interfere with Bed and Banks” dated 4 April 2012, signed by Chris Rainsford. All documents retained on Department of Mines and Petroleum file No. EARS-POW-34937;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377). Mt Cattlin. M74/244” dated 6 June 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377)” dated 10 October 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 59053) “Mt Cattlin Spodumene Project Mining Proposal Addendum - Amendment to Processing Circuit and Temporary Tailings Storage M74/244” dated 5 April 2016 signed by Benjamin Lane and retained on Department of Mines and Petroleum File No. EARS-MP-59053 as Doc ID 4170400;
	●	(MP Reg ID 69112) “Mt Cattlin Spondumene Project Development of the Dowling Pit SW Extension - M74/244 - Revised Amendment #10 to Mining Proposal 22377 - Reg ID 69112” dated 22 November 2017 signed by Brian Talbot, General Manager and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MPMCP-69112 as Doc ID 5403236;
	●	(MP Reg ID 73856) “Revised Mining Proposal Reg ID 73856 Mt Cattlin Lithium Project Stage 2 Expansion East of Floater Road M74/244” dated 20 August 2018

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 12 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
signed by Brian Talbot, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-73856 as Doc ID 5980860;
	●	(MP Reg ID 77030) “Revised Mining Proposal Galaxy Lithium Australia Limited Mt Cattlin Lithium Project M74/244 Perimeter Safety Fence” dated 12 November 2018 signed by James Hesford, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-77030 as Doc ID 6144521;
	●	(MCP Reg ID 70126) “Mt Cattlin Sopdumene Project – Stage 1 Mine Closure Plan Revision 3.0” dated 21 December 2018 signed by Hugh Trivett, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MCP-70126 as Doc ID 6243040
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		13/12/2018	12/03/2019
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID 26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Ravensthorpe Spodume Project - Addendum to Mining Proposal (Reg ID 22377) Mobile Screening Plant M74/244” (Reg ID 29375) dated 24 December 2010 signed by Chris Ranisford and retained on Department of Mines and Petroleum File No. E0009/201101;
	●	“Ravensthorpe Spodumene Project Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion M74/244” (Reg ID 29171) dated 29 November 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion (ID 29171), M74/244 - Response

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 13 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
to Queries” dated 19 January 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores 11 and 28, and the Installation of Production Water Pipeline M74/244” dated April 2011 (Reg. ID 30493) signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Reply to email dated 19 April 2011 - Mining Proposal - Production Bores 11 & 28” dated 29 April 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Programme of Work on M74/244 for Galaxy Resources Limited” (Reg. ID 34937) dated 1 June 2012 signed by Chris Rainsford, Revised Bore Design titled: “Reg. ID 34937 - PoWE - Revised Angled Bore Design Headworks - M74/244” dated 13 June 2012 signed by John Fletcher and document titled: “Reg. ID - PoWE - Ravensthorpe Spodumene Project - Mt Cattlin Operation. Addendum to Programme of Work ID 34937 - Supporting Document for an Application for a Permit to Interfere with Bed and Banks” dated 4 April 2012, signed by Chris Rainsford. All documents retained on Department of Mines and Petroleum file No. EARS-POW-34937;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377). Mt Cattlin. M74/244” dated 6 June 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377)” dated 10 October 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(Reg ID 47286) “Ravensthorpe Spodumene Project Mine Closure Plan” dated 6 March 2014 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MCP-47286;
	●	(MP Reg ID 59053) “Mt Cattlin Spodumene Project Mining Proposal Addendum - Amendment to Processing Circuit and Temporary Tailings Storage M74/244” dated 5 April 2016 signed by Benjamin Lane and retained on Department of Mines and Petroleum File No. EARS-MP-59053 as Doc ID 4170400;
	●	(MP Reg ID 69112) “Mt Cattlin Spondumene Project Development of the Dowling Pit SW Extension - M74/244 - Revised Amendment #10 to Mining Proposal 22377 - Reg ID 69112” dated 22 November 2017 signed by Brian Talbot, General Manager and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MPMCP-69112 as Doc ID 5403236;
	●	(MP Reg ID 73856) “Revised Mining Proposal Reg ID 73856 Mt Cattlin Lithium Project Stage 2 Expansion East of Floater Road M74/244” dated 20 August 2018 signed by Brian Talbot, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-73856 as Doc ID 5980860;
	●	(MP Reg ID 77030) “Revised Mining Proposal Galaxy Lithium Australia Limited Mt Cattlin Lithium Project M74/244 Perimeter Safety Fence” dated 12 November 2018 signed by James Hesford, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-77030 as Doc ID 6144521
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		07/09/2018	12/12/2018
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 14 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Ravensthorpe Spodume Project - Addendum to Mining Proposal (Reg ID 22377) Mobile Screening Plant M74/244” (Reg ID 29375) dated 24 December 2010 signed by Chris Ranisford and retained on Department of Mines and Petroleum File No. E0009/201101;
	●	“Ravensthorpe Spodumene Project Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion M74/244” (Reg ID 29171) dated 29 November 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion (ID 29171), M74/244 - Response to Queries” dated 19 January 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores 11 and 28, and the Installation of Production Water Pipeline M74/244” dated April 2011 (Reg. ID 30493) signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Reply to email dated 19 April 2011 - Mining Proposal - Production Bores 11 & 28” dated 29 April 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Programme of Work on M74/244 for Galaxy Resources Limited” (Reg. ID 34937) dated 1 June 2012 signed by Chris Rainsford, Revised Bore Design titled: “Reg. ID 34937 - PoWE - Revised Angled Bore Design Headworks - M74/244” dated 13 June 2012 signed by John Fletcher and document titled: “Reg. ID - PoWE - Ravensthorpe Spodumene Project - Mt Cattlin Operation. Addendum to Programme of Work ID 34937 - Supporting Document for an Application for a Permit to Interfere with Bed and Banks” dated 4 April 2012, signed by Chris Rainsford. All documents retained on Department of Mines and Petroleum file No. EARS-POW-34937;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377). Mt Cattlin. M74/244” dated 6 June 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377)” dated 10 October 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(Reg ID 47286) “Ravensthorpe Spodumene Project Mine Closure Plan” dated 6 March 2014 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MCP-47286;

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 15 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
	●	(MP Reg ID 59053) “Mt Cattlin Spodumene Project Mining Proposal Addendum - Amendment to Processing Circuit and Temporary Tailings Storage M74/244” dated 5 April 2016 signed by Benjamin Lane and retained on Department of Mines and Petroleum File No. EARS-MP-59053 as Doc ID 4170400;
	●	(MP Reg ID 69112) “Mt Cattlin Spondumene Project Development of the Dowling Pit SW Extension - M74/244 - Revised Amendment #10 to Mining Proposal 22377 - Reg ID 69112” dated 22 November 2017 signed by Brian Talbot, General Manager and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MPMCP-69112 as Doc ID 5403236;
	●	(MP Reg ID 73856) “Revised Mining Proposal Reg ID 73856 Mt Cattlin Lithium Project Stage 2 Expansion East of Floater Road M74/244” dated 20 August 2018 signed by Brian Talbot, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MP-73856 as Doc ID 5980860
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		06/12/2017	06/09/2018
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID 26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Ravensthorpe Spodume Project - Addendum to Mining Proposal (Reg ID 22377) Mobile Screening Plant M74/244” (Reg ID 29375) dated 24 December 2010 signed by Chris Ranisford and retained on Department of Mines and Petroleum File No. E0009/201101;
	●	“Ravensthorpe Spodumene Project Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion M74/244” (Reg ID 29171) dated 29 November

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 16 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion (ID 29171), M74/244 - Response to Queries” dated 19 January 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores 11 and 28, and the Installation of Production Water Pipeline M74/244” dated April 2011 (Reg. ID 30493) signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Reply to email dated 19 April 2011 - Mining Proposal - Production Bores 11 & 28” dated 29 April 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Programme of Work on M74/244 for Galaxy Resources Limited” (Reg. ID 34937) dated 1 June 2012 signed by Chris Rainsford, Revised Bore Design titled: “Reg. ID 34937 - PoWE - Revised Angled Bore Design Headworks - M74/244” dated 13 June 2012 signed by John Fletcher and document titled: “Reg. ID - PoWE - Ravensthorpe Spodumene Project - Mt Cattlin Operation. Addendum to Programme of Work ID 34937 - Supporting Document for an Application for a Permit to Interfere with Bed and Banks” dated 4 April 2012, signed by Chris Rainsford. All documents retained on Department of Mines and Petroleum file No. EARS-POW-34937;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377). Mt Cattlin. M74/244” dated 6 June 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377)” dated 10 October 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(Reg ID 47286) “Ravensthorpe Spodumene Project Mine Closure Plan” dated 6 March 2014 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MCP-47286;
	●	(MP Reg ID 59053) “Mt Cattlin Spodumene Project Mining Proposal Addendum - Amendment to Processing Circuit and Temporary Tailings Storage M74/244” dated 5 April 2016 signed by Benjamin Lane and retained on Department of Mines and Petroleum File No. EARS-MP-59053 as Doc ID 4170400;
	●	(MP Reg ID 69112) “Mt Cattlin Spondumene Project Development of the Dowling Pit SW Extension - M74/244 - Revised Amendment #10 to Mining Proposal 22377 - Reg ID 69112” dated 22 November 2017 signed by Brian Talbot, General Manager and retained on Department of Mines, Industry Regulation and Safety File No. EARS-MPMCP-69112 as Doc ID 5403236
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		30/05/2016	05/12/2017
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID 26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 17 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Ravensthorpe Spodume Project - Addendum to Mining Proposal (Reg ID 22377) Mobile Screening Plant M74/244” (Reg ID 29375) dated 24 December 2010 signed by Chris Ranisford and retained on Department of Mines and Petroleum File No. E0009/201101;
	●	“Ravensthorpe Spodumene Project Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion M74/244” (Reg ID 29171) dated 29 November 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion (ID 29171), M74/244 - Response to Queries” dated 19 January 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores 11 and 28, and the Installation of Production Water Pipeline M74/244” dated April 2011 (Reg. ID 30493) signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Reply to email dated 19 April 2011 - Mining Proposal - Production Bores 11 & 28” dated 29 April 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Programme of Work on M74/244 for Galaxy Resources Limited” (Reg. ID 34937) dated 1 June 2012 signed by Chris Rainsford, Revised Bore Design titled: “Reg. ID 34937 - PoWE - Revised Angled Bore Design Headworks - M74/244” dated 13 June 2012 signed by John Fletcher and document titled: “Reg. ID - PoWE - Ravensthorpe Spodumene Project - Mt Cattlin Operation. Addendum to Programme of Work ID 34937 - Supporting Document for an Application for a Permit to Interfere with Bed and Banks” dated 4 April 2012, signed by Chris Rainsford. All documents retained on Department of Mines and Petroleum file No. EARS-POW-34937;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377). Mt Cattlin. M74/244” dated 6 June 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377)” dated 10 October 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(Reg ID 47286) “Ravensthorpe Spodumene Project Mine Closure Plan” dated 6 March 2014 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MCP-47286;
	●	(MP Reg ID 59053) “Mt Cattlin Spodumene Project Mining Proposal Addendum - Amendment to Processing Circuit and Temporary Tailings Storage M74/244” dated 5 April 2016 signed by Benjamin Lane and retained on Department of Mines and Petroleum File No. EARS-MP-59053 as Doc ID 4170400

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 18 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		29/05/2014	29/05/2016
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID 26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Ravensthorpe Spodume Project - Addendum to Mining Proposal (Reg ID 22377) Mobile Screening Plant M74/244” (Reg ID 29375) dated 24 December 2010 signed by Chris Ranisford and retained on Department of Mines and Petroleum File No. E0009/201101;
	●	“Ravensthorpe Spodumene Project Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion M74/244” (Reg ID 29171) dated 29 November 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion (ID 29171), M74/244 - Response to Queries” dated 19 January 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores 11 and 28, and the Installation of Production Water Pipeline M74/244” dated April 2011 (Reg. ID 30493) signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Reply to email dated 19 April 2011 - Mining Proposal - Production Bores 11 & 28” dated 29 April 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 19 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
	●	“Programme of Work on M74/244 for Galaxy Resources Limited” (Reg. ID 34937) dated 1 June 2012 signed by Chris Rainsford, Revised Bore Design titled: “Reg. ID 34937 - PoWE - Revised Angled Bore Design Headworks - M74/244” dated 13 June 2012 signed by John Fletcher and document titled: “Reg. ID - PoWE - Ravensthorpe Spodumene Project - Mt Cattlin Operation. Addendum to Programme of Work ID 34937 - Supporting Document for an Application for a Permit to Interfere with Bed and Banks” dated 4 April 2012, signed by Chris Rainsford. All documents retained on Department of Mines and Petroleum file No. EARS-POW-34937;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377). Mt Cattlin. M74/244” dated 6 June 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377)” dated 10 October 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(Reg ID 47286) “Ravensthorpe Spodumene Project Mine Closure Plan” dated 6 March 2014 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MCP-47286
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		19/12/2013	28/05/2014
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID 26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 20 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
	●	“Ravensthorpe Spodume Project - Addendum to Mining Proposal (Reg ID 22377) Mobile Screening Plant M74/244” (Reg ID 29375) dated 24 December 2010 signed by Chris Ranisford and retained on Department of Mines and Petroleum File No. E0009/201101;
	●	“Ravensthorpe Spodumene Project Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion M74/244” (Reg ID 29171) dated 29 November 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion (ID 29171), M74/244 - Response to Queries” dated 19 January 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores 11 and 28, and the Installation of Production Water Pipeline M74/244” dated April 2011 (Reg. ID 30493) signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Reply to email dated 19 April 2011 - Mining Proposal - Production Bores 11 & 28” dated 29 April 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Programme of Work on M74/244 for Galaxy Resources Limited” (Reg. ID 34937) dated 1 June 2012 signed by Chris Rainsford, Revised Bore Design titled: “Reg. ID 34937 - PoWE - Revised Angled Bore Design Headworks - M74/244” dated 13 June 2012 signed by John Fletcher and document titled: “Reg. ID - PoWE - Ravensthorpe Spodumene Project - Mt Cattlin Operation. Addendum to Programme of Work ID 34937 - Supporting Document for an Application for a Permit to Interfere with Bed and Banks” dated 4 April 2012, signed by Chris Rainsford. All documents retained on Department of Mines and Petroleum file No. EARS-POW-34937;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377). Mt Cattlin. M74/244” dated 6 June 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423;
	●	(MP Reg ID 35423) “Waste Dump, ROM, Water Retention Dams Expansion and Other Infrastructure. Revised Addendum to Mining Proposal (ID 22377)” dated 10 October 2013 signed by John Fletcher and retained on Department of Mines and Petroleum File No. EARS-MP-35423
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		19/06/2012	18/12/2013
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID 26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 21 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Ravensthorpe Spodume Project - Addendum to Mining Proposal (Reg ID 22377) Mobile Screening Plant M74/244” (Reg ID 29375) dated 24 December 2010 signed by Chris Ranisford and retained on Department of Mines and Petroleum File No. E0009/201101;
	●	“Ravensthorpe Spodumene Project Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion M74/244” (Reg ID 29171) dated 29 November 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion (ID 29171), M74/244 - Response to Queries” dated 19 January 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores 11 and 28, and the Installation of Production Water Pipeline M74/244” dated April 2011 (Reg. ID 30493) signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Reply to email dated 19 April 2011 - Mining Proposal - Production Bores 11 & 28” dated 29 April 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Programme of Work on M74/244 for Galaxy Resources Limited” (Reg. ID 34937) dated 1 June 2012 signed by Chris Rainsford, Revised Bore Design titled: “Reg. ID 34937 - PoWE - Revised Angled Bore Design Headworks - M74/244” dated 13 June 2012 signed by John Fletcher and document titled: “Reg. ID - PoWE - Revensthorpe Spodumene Project - Mt Cattlin Operation. Addendum to Programme of Work ID 34937 - Supporting Document for an Application for a Permit to Interfere with Bed and Banks” dated 4 April 2012, signed by Chris Rainsford. All documents retained on Department of Mines and Petroleum file No. EARS-POW-34937.
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		16/06/2011	18/06/2012
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID 26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 22 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Ravensthorpe Spodume Project - Addendum to Mining Proposal (Reg ID 22377) Mobile Screening Plant M74/244” (Reg ID 29375) dated 24 December 2010 signed by Chris Ranisford and retained on Department of Mines and Petroleum File No. E0009/201101;
	●	“Ravensthorpe Spodumene Project Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion M74/244” (Reg ID 29171) dated 29 November 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion (ID 29171), M74/244 - Response to Queries” dated 19 January 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores 11 and 28, and the Installation of Production Water Pipeline M74/244” dated April 2011 (Reg. ID 30493) signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493;
	●	“Reply to email dated 19 April 2011 - Mining Proposal - Production Bores 11 & 28” dated 29 April 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum file No. EARS-MP-30493.
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		05/04/2011	15/06/2011
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID 26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 23 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Ravensthorpe Spodume Project - Addendum to Mining Proposal (Reg ID 22377) Mobile Screening Plant M74/244” (Reg ID 29375) dated 24 December 2010 signed by Chris Ranisford and retained on Department of Mines and Petroleum File No. E0009/201101;
	●	“Ravensthorpe Spodumene Project Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion M74/244” (Reg ID 29171) dated 29 November 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001;
	●	“Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Waste Dump and Infrastructure Expansion (ID 29171), M74/244 - Response to Queries” dated 19 January 2011 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0420/201001
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		03/02/2011	04/04/2011
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904;
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Temporary water storage - dust suppression dam and associated stand pipe (Reg ID 26226) dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 8 July 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Temporary water storage - dust supression dam and associated stand pipe (Reg ID 26226) dated 13 August 2010 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0081/201001;

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 24 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS		Start Date	End Date
	●	Ravensthorpe Spodumene Project - Addendum to Mining Proposal (ID 22377) Production Bores and Water Pipeline (Reg ID 27158) dated 2 June 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	Email entitled: Ravensthorpe Spodumene Project Addendum to Mining Proposal 22377 Production Bores and Water Pipeline M74/244 (Reg ID 27158) dated 16 August 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0081/201001;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 8 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701;
	●	“Mining Proposal - Temporary Spodumene Product Stockpile Area - Ravensthorpe Lithium Project Galaxy Resources Limited - Mining Lease 74/244” dated 10 November 2010 and signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. E0106/200701
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		14/06/2010	02/02/2011
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001;
	●	“Revised Design for Ravensthorpe Spodumene Project Tailings Storage Facility - Original Mining Proposal ID 22377” (Reg ID 26415) dated 2 March 2010 signed by Terry Stark and retained on Department of Mines and Petrolem File No. E0085/200904
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		06/05/2010	13/06/2010
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Ravensthorpe Spodumene Project, Addendum to Mining Proposal (Reg ID 22377)” dated 26 February 2010 signed by Terry Stark and retained on Department of Mines and Petroleum File No. E0069/201001
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
	The construction and operation of the project and measures to protect the environment being carried out generally in accordance with the document titled:		20/01/2010	05/05/2010
	●	“Ravensthorpe Spodumene Project Mining Proposal” (Reg ID 22377) dated 29 July 2009 sgned by Terry Stark and retained on Department of Mines and Petroleum File No. T3251/200901;
	●	“Revised Closure Capping of Tailings Storage Facility Memorandum” dated 18 August 2009 sgned by Clive Saunders and retained on Department of Mines and Petroleum File No. T3251/200901
Where a difference exists between the above document(s) and the following conditions, then the following conditions shall prevail.
14	The development and operation of the project being carried out in such a manner so as to create the minimum practicable disturbance to the existing vegetation and natural landform.		20/01/2010
15	All topsoil being removed ahead of all mining operations from sites such as pit areas, waste disposal areas, ore stockpile areas, pipeline, haul roads and new access roads and being stockpiled for later respreading or immediately respread as rehabilitation progresses.		20/01/2010

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 25 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS	Start Date	End Date
16	Any alteration or expansion of operations within the lease boundaries beyond that outlined in the above document(s) not commencing until a plan of operations and a programme to safeguard the environment are submitted to the Director, Environment, DMP for his assessment and until his written approval to proceed has been obtained.	20/01/2010
17	An annual environmental report is to be submitted to the Executive Director, Resource and Environmental Compliance, Department of Mines, Industry Regulation and Safety, outlining the project operations, minesite environmental management and rehabilitation work undertaken in the previous 12 months and the proposed operations, environmental management plans and rehabilitation programs for the next 12 months. This report is to be submitted each year in:	28/06/2022
● April
	The Lessee submitting to the Executive Director, Environment Division, DMP, a brief annual report outlining the project operations, minesite environmental management and rehabilitation work undertaken in the previous 12 months and the proposed operations, environmental management plans and rehabilitation programmes for the next 12 months. This report to be submitted each year in:	30/08/2013	27/06/2022
● October.
	The Lessee submitting to the Director, Environment Division, DMP, a brief annual report outlining the project operations, minesite environmental management and rehabilitation work undertaken in the previous 12 months and the proposed operations, environmental management plans and rehabilitation programmes for the next 12 months. This report to be submitted each year in:	08/12/2010	30/08/2013
● October
	The Lessee submitting to the Director, Environment Division, DMP, a brief annual report outlining the project operations, minesite environmental management and rehabilitation work undertaken in the previous 12 months and the proposed operations, environmental management plans and rehabilitation programmes for the next 12 months. This report to be submitted each year in:	20/01/2010	07/12/2010
● September.
18	The construction of any tailings storage embankment shall be supervised by an engineering or geotechnical specialist.	20/01/2010
19	The construction details of any tailings storage embankment shall be documented by an engineering or geotechnical specialist and confirm that the construction satisfies the design intent. The construction document shall include the records of all construction quality control testing, the basis of any method specification adopted, and any significant modifications to the original design together with the reasons why the modifications were necessary. The construction document shall also present as-built drawings for the embankment earthworks and pipework. A copy of the construction document shall be submitted to DMIRS for its records.	17/06/2020
	The construction details of any tailings storage embankment shall be documented by an engineering or geotechnical specialist and confirm that the construction satisfies the design intent.	20/01/2010	16/06/2020
20	The construction document shall include the records of all construction quality control testing, the basis of any method specification adopted, and any significant modifications to the original design together with the reasons why the modifications were necessary. The construction document shall also present as-built drawings for the embankment earthworks and pipework. A copy of the construction document shall be submitted to DMP for its records.	20/01/2010	17/06/2020
21	The tailings storage facility shall be checked on a regular basis by site personnel during periods of deposition to ensure that appropriate levels of dewatering are occurring concurrently with tailings deposition and the facility is functioning as per the design intent.	19/07/2019
	The tailings storage facility shall be checked on a routine daily basis by site personnel during periods of deposition to ensure that the facility is functioning as per the design intent.	20/01/2010	18/07/2019
22	GRL are to undertake quarterly assessments of results from water level sampling/monitoring around the TSF (to assess the potential for medium to long-term environmental problems down stream of the storage facilities).	20/01/2010	28/06/2022
23	During operation, GRL needs to estimate groundwater levels and groundwater quality 3 months in advance (using projected water balances in the TSF and measured groundwater levels whilst taking into consideration the expected seasonal rainfall). This projected information will highlight, well in advance, the timeframe for GRL to design, organise and construct any remedial works required to minimise potential issues/concerns. The assessments should be kept on site for review by relevant regulatory personnel as required.	20/01/2010	28/06/2022
24	An engineering or geotechnical specialist shall audit and review the active tailings storage facility and pit wall stability on an annual basis. The specialist shall review past performance, validate the design, examine tailings management, and review the results of monitoring. Any	17/06/2020

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 26 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS	Start Date	End Date
deficiencies noted in the audit and review report shall be suitably addressed and improved. The audit and review report shall be submitted to DMIRS and should be accompanied by a recent survey pick-up of the facility and an updated tailings storage data sheet.
	An engineering or geotechnical specialist shall audit and review the active tailings storage facility on a biennial basis. The specialist shall review past performance, validate the design, consolidation assumptions, examine tailings management, and review the results of geotechnical and groundwater quality monitoring. Any deficiencies noted in the audit and review report shall be suitably addressed and improved. The audit and review report shall be submitted to DMIRS and should be accompanied by a recent survey pick-up of the facility and an updated tailings storage data sheet.	19/07/2019	16/06/2020
	An engineering or geotechnical specialist shall audit and review the active tailings storage facility on an annual basis. The specialist shall review past performance, validate the design, examine tailings management, and review the results of monitoring. Any deficiencies noted in the audit and review report shall be suitably addressed and improved. The audit and review report shall be submitted to DMP and should be accompanied by a recent survey pick-up of the facility and an updated tailings storage data sheet.	20/01/2010	18/07/2019
25	At the time of decommissioning of the tailings storage facility and prior to rehabilitation, a further review report by a geotechnical or engineering specialist shall be submitted to DMIRS. This report should review the status of the structure and its contained tailings, examine and address the implications of the physical and chemical characteristics of the materials, and present and review the results of all monitoring. The rehabilitation stabilisation works proposed and any on-going remedial requirements should also be addressed.	19/07/2019
	At the time of decommissioning of the tailings storage facility and prior to rehabilitation, a further review report by a geotechnical or engineering specialist will be required by the Director, Environment, DMP. This report should review the status of the structure and its contained tailings, examine and address the implications of the physical and chemical characteristics of the materials, and present and review the results of all environmental monitoring. The rehabilitation stabilisation works proposed and any on-going remedial requirements should also be addressed.	20/01/2010	18/07/2019
26	The measures to protect the environment being carried out in accordance with the document titled:	07/01/2019
● ”Mt Cattlin Regional Dieback Management Plan” dated 14 August 2018, signed by Albert Thamm - Geology Management, and retained on Department of Mines, Industry Regulation and Safety File No. EARS-POW-77182 as Doc ID 6169860.
	The measures to protect the environment being carried out in accordance with the document titled:	30/07/2012	06/01/2019
● ”Mt Cattlin Regional Dieback Management Plan” dated July 2012 signed by Chris Rainsford and retained on Department of Mines and Petroleum File No. T3251/200903
	The measures to protect the environment being carried out generally in accordance with the document titled:	18/06/2010	29/07/2012
● ”Galaxy Resources Limited Ravensthorpe Regional Dieback Management Plan” dated March 2010 signed by Phillip Tornatora and retained on Department of Mines and Petroleum File No. E0075/200413
27	The lessee taking all reasonable measures to prevent or minimise the generation of dust from all materials handling operations, stockpiles, open areas and transport activities, to the satisfaction of an Environmental Officer, DMP.	03/02/2011
28	Where saline water is used for dust suppression, all reasonable measures being taken to avoid any detrimental effects to surrounding vegetation and topsoil stockpiles, to the satisfaction of an Environmental Officer, DMP.	03/02/2011
29	Pipelines carrying tailings, saline groundwater from borefields, or process water being fitted with automatic shutoff devices to prevent the flow of water to the environment in the event of systems failure.	03/02/2011
30	The lessee visually inspecting for evidence of pipeline failure the ground surrounding the dewatering effluent and saline groundwater supply pipelines at a minimum frequency of once per shift whilst in operations.	03/02/2011
31	The lessee ensuring that all matter containing saline or other process chemical constituents being retained within holding facilities, such that there is no impairment of surface or underground waters.	03/02/2011
32	A Mine Closure Plan is to be submitted in the Annual Environmental Reporting month specified in tenement conditions in the year specified below, unless otherwise directed by an Environmental Officer, DMP. The Mine Closure Plan is to be prepared in accordance with the “Guidelines for Preparing Mine Closure Plans” available on DMP’s website:	29/05/2014	27/08/2020

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 27 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS	Start Date	End Date
● 2016
	A Mine Closure Plan is to be submitted in the Annual Environmental Reporting month specified in tenement conditions in the year specified below, unless otherwise directed by an Environmental Officer, DMP. The Mine Closure Plan is to be prepared in accordance with the “Guidelines for Preparing Mine Closure Plans” available on DMP’s website:	11/01/2012	28/05/2014
● 2013.
33	Steel casing for the Cattlin Creek borehole must be installed to a depth that the PVC bore casing is fully encapsulated by unweathered rock. A drill report which includes drill records to verify the casing encapsulation, a GPS location and photos, must be provided to an Environmental Officer DMP within one (1) month of the hole being drilled.	19/06/2012
34	The Lessee must inspect and assess the stability of the Cattle Creek borehole headwork immediately after each rainfall event that results in stream flow within the Cattlin Creek (this monitoring is to be reported in the annual environmental report required by Condition 17). Any damage or failure of the headwork must be reported to DMP within 24 hours of being observed, and a corrective action plan to address any damage or failure of the headwork must be provided to DMP within seven (7) days of this notification. All damage or failure must be repaired to the satisfaction of an Environmental Officer DMP.	19/06/2012
35	At closure the Cattlin Creek borehole must be permanently sealed to prevent water flow into the underground workings and all headwork structures removed from site. The closure, sealing and rehabilitation of the Cattlin Creek borehold must be to the satisfaction of an Environmental Officer, DMP.	19/06/2012
36	At the completion of operations, all buildings and structures being removed from site or demolished and buried to the satisfaction of the Executive Director, Environment Division, DMP.	29/05/2014
37	All rubbish and scrap is to be progressively disposed of in a suitable manner.	29/05/2014
38	Placement of waste material must be such that the final footprint after rehabilitation will not be impacted upon by pit wall subsidenceor be within thezone of pit instability.	29/05/2014
39	On the completion of operations or progressively when possible, all waste dumps, tailings storage facilities, stockpiles or other mining related landforms must be rehabilitated to form safe, stable, non-polluting structures which are integrated with the surrounding landscape and support self sustaining, functional ecosystems comprising suitable, local provenance species or alternative agreed outcome to the satisfaction of the Executive Director, Environment Division, DMP.	29/05/2014
	Consent to mine on Floater Road granted subject to:	27/11/2017
40	Mining activities being confined to those outlined in a letter from Galaxy Lithium Australia Limited dated 26 October 2017 and titled “Mt Cattlin Spodumene Project: Request for consent to establish borefield infrastructure in Floater Road Reserve - M74/244” and to the attachment to the letter titled “Application to enter Floater Road Reserve and construct an access point for water tanker and install culverts for borefield pipelines” and a letter dated 7 November 2017 from the Shire of Ravensthorpe.	27/11/2017
	Consent to mine on Floater Road granted.	23/06/2018
41	Within 3 years of the lessee completing operations or entering care and maintenance, the lessee will reinstate any portion of Floater Road it removes as a result of its mining operations within an alignment to the satisfaction of the Executive Director, Resource and Environmental Compliance, DMIRS.	07/09/2018
42	A Mine Closure Plan is to be submitted in the Annual Environmental Reporting month specified in tenement conditions in the year specified below, unless otherwise directed by the Executive Director Resource and Environmental Compliance Division, Department of Mines, Industry Regulation and Safety. The Mine Closure Plan is to be prepared in accordance with the Department’s “Guidelines for Preparing Mine Closure Plans”:	27/08/2020
● 2022
	A Mine Closure Plan is to be submitted in the Annual Environmental Reporting month specified in tenement conditions in the year specified below, unless otherwise directed by the Executive Director Resource and Environmental Compliance Division, Department of Mines, Industry Regulation and Safety. The Mine Closure Plan is to be prepared in accordance with the Department’s “Guidelines for Preparing Mine Closure Plans”:	13/03/2019	26/08/2020
● 2019
43	At closure the final tailings surface of the in-pit Tailings Storage Facility must not be less than 5m below, or less than 10m above natural ground water level at any point.	19/07/2019
44	Pit wall stability monitoring is to be undertaken on a regular basis and managed in accordance with trigger-action response plans (TARPS). TARPS are to be developed prior to commencing tailings deposition.	19/07/2019

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 28 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

#	CONDITIONS	Start Date	End Date
45	The Lessee to reinstall monitoring bores if impacted by the North West WRL expansion and add the re-installation details to the applicable TSF audit reports submitted to DMIRS.	19/07/2019
46	At the time of decommissioning the TSF Cell 1 and prior to commencement of deposition of course rejects on the tailings surface, a further review report by a geotechnical or engineering specialist shall be submitted to DMIRS to verify that tailings are suitable as a foundation for the stockpile. This report should review the status of the TSF and its contained tailings, examine and address the implications of the physical and chemical characteristics of the materials, and present and review the results of all monitoring.	19/07/2019
47	The construction details of the NW pit wall adjacent to the tailings storage facility embankment shall be documented by a geotechnical specialist and confirm the construction of satisfies the design intent. The construction document shall include the records of all excavation quality control, an assessment of the stability based on site specific conditions, and any modifications to the original design together with the reasons why the modifications were necessary. The construction document shall also present as-built drawings for the NW pit wall. A copy of the construction document shall be submitted to DMIRS for its records.	17/06/2020
48	Pit wall stability monitoring adjacent to the in-pit tailings storage embankment is to be undertaken on a regular basis and managed in accordance with trigger-action response plans (TARPS). TARPS are to be developed prior to commencing tailings deposition.	17/06/2020
49	All mining operations approved by a Mining Proposal submitted on or after 3 March 2020 to meet the environmental outcomes and performance criteria stated in the latest, relevant approved Mining Proposal/s.	12/05/2022
50	All ground disturbance approved by a Mining Proposal submitted on or after 3 March 2020 to be undertaken within the disturbance envelope as presented within the latest, relevant approved Mining Proposal/s.	12/05/2022
51	No alteration or expansion of mining operations beyond the activities described within the Activity, and Key Mine Activity tables of the latest, relevant approved Mining Proposal/s unless a subsequent Mining Proposal is submitted, in the form defined in section 70O of the Mining Act 1978, to cover the alteration or expansion, and until such Mining Proposal is approved by the Executive Director, Resource and Environmental Compliance Division, Department of Mines, Industry Regulation and Safety.	12/05/2022
52	The Lessee to ensure adequate environmental monitoring and analysis is undertaken of activities approved by a Mining Proposal submitted on or after 3 March 2020 to demonstrate the level of achievement of the performance criteria stated in the latest, relevant approved Mining Proposal/s.	12/05/2022
53	Report any breach of environmental outcome or performance criteria contained within an approved Mining Proposal submitted on or after 3 March 2020, to the Executive Director, Resource and Environmental Compliance Division, Department of Mines, Industry Regulation and Safety within 24 hours of becoming aware of the occurrence of the breach.	12/05/2022
54	Management of mine closure to be undertaken in accordance with the latest, relevant, approved Mine Closure Plan.	12/05/2022
55	Report any incident arising from mining activities that has caused, or has the potential to cause environmental harm or injury to the land, to the Executive Director, Resource and Environmental Compliance Division, Department of Mines, Industry Regulation and Safety, within 24 hours of becoming aware of the occurrence of the incident.	12/05/2022
56	The construction of the rockfill embankment for the 2SE in-pit TSF shall be supervised by an engineering or geotechnical specialist.	12/05/2022

DEALINGS DETAILS

Dealings

Encumbrances
Bond Requirement 338899	Requirement Date:	20/01/2010
	Amount:	$868,000.00
	RECORDED:	13:31:02 20 January 2010
	FINALISED:	10:19:21 02 February 2011
Bond 347183	Lodged:	13:00 20 May 2010
	Bond Type:	Unconditional Performance Bond
	Bond Amount:	$868,000.00
	REJECTED:	13:00 20 May 2010

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 29 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

Bond 347303	Lodged:	10:50 24 May 2010
	Bond Type:	Unconditional Performance Bond
	Bond Amount:	$868,000.00
	RECORDED:	24 May 2010
	RETIRED:	11 June 2010
Bond 348844	Lodged:	16:20 10 June 2010
	Bond Type:	Unconditional Performance Bond
	Bond Amount:	$868,000.00
	RECORDED:	10 June 2010
	RETIRED:	16 November 2010
Caveat 355448	Lodged:	16:00 14 September 2010
	Caveat Type:	Consent Caveat
	Caveator:	BANK OF CHINA LIMITED
	Shares Caveated:	100/100 shares GALAXY LITHIUM AUSTRALIA
LIMITED
	RECORDED:	16:00 14 September 2010
	WITHDRAWN:	15:30 10 August 2011
Mortgage 355449	Lodged:	16:00 14 September 2010
	Mortgaged	100/100 shares GALAXY LITHIUM AUSTRALIA
	Shares:	LIMITED
	Mortgagee:	BANK OF CHINA LIMITED
	REGISTERED:	16:00 14 September 2010
	Full Discharge:	379207 Registered 15:30 10 August 2011
	DISCHARGED:	15:30 10 August 2011
Bond 359384	Lodged:	10:15 16 November 2010
	Bond Type:	Unconditional Performance Bond
	Bond Amount:	$878,000.00
	RECORDED:	16 November 2010
	RETIRED:	09 December 2010
Application to Amend 360605	Lodged:	15:25 01 December 2010
	Amending:	Address
	From:	GALAXY LITHIUM AUSTRALIA LIMITED, C/-
HETHERINGTON EXPLORATION AND MINING
TITLE SERVICES PTY LTD, PO BOX 2849,
PERTH BUSINESS CENTRE, WA, 6849
	To:	GALAXY LITHIUM AUSTRALIA LIMITED, C/-
HETHERINGTON EXPLORATION AND MINING
TITLE SERVICES PTY LTD, PO BOX 8249,
PERTH BUSINESS CENTRE, WA, 6849
	RECORDED:	15:25 01 December 2010
Bond 360904	Lodged:	14:20 07 December 2010
	Bond Type:	Unconditional Performance Bond
	Bond Amount:	$903,000.00
	RECORDED:	07 December 2010
	RETIRED:	03 March 2011
Application to Amend 363480	Lodged:	14:15 14 January 2011
	Amending:	Address
	From:	GALAXY LITHIUM AUSTRALIA LIMITED, C/-
HETHERINGTON EXPLORATION AND MINING
TITLE SERVICES PTY LTD, PO BOX 8249,
PERTH BUSINESS CENTRE, WA, 6849
	To:	GALAXY LITHIUM AUSTRALIA LIMITED, C/-
CENTRAL TENEMENT SERVICES, PO BOX
722, WEST PERTH, WA, 6872
	RECORDED:	14:15 14 January 2011
Bond Requirement 364534	Requirement Date:	03/02/2011
	Amount:	$903,000.00

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 30 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

	RECORDED:	09:26:46 03 February 2011
	FINALISED:	11:39:52 05 April 2011
Bond 366759	Lodged:	12:50 02 March 2011
	Bond Type:	Unconditional Performance Bond
	Bond Amount:	$1,222,000.00
	RECORDED:	02 March 2011
	RETIRED - MRF:	12 August 2013
Bond Requirement 368948	Requirement Date:	05/04/2011
	Amount:	$1,222,000.00
	RECORDED:	15:00:28 05 April 2011
	FINALISED:	13:58:36 12 August 2013
Withdrawal of Dealing 379031	Lodged:	15:30 10 August 2011
	In respect to:	Caveat 355448
	RECORDED:	15:30 10 August 2011
Mortgage - Discharge 379207	Lodged:	15:30 10 August 2011
	In respect to:	Mortgage 355449
	REGISTERED:	15:30 10 August 2011
Caveat 424699	Lodged:	14:05 06 June 2013
	Caveat Type:	Absolute Caveat
	Caveator:	DEUTSCHE BANK AG, SYDNEY
	Shares Caveated:	100/100 shares GALAXY LITHIUM AUSTRALIA
LIMITED
	RECORDED:	14:05 06 June 2013
	Affected Dealing:	Mortgage 427980
	14 day notice sent:	14 August 2013
Order by Warden made for Caveat 424699 to remain in full force and effect on 27 August 2013.
	WITHDRAWN:	14:50 14 January 2015
Mortgage 424702	Lodged:	14:05 06 June 2013
	Mortgaged	100/100 shares GALAXY LITHIUM AUSTRALIA
	Shares:	LIMITED
	Mortgagee:	DEUTSCHE BANK AG, SYDNEY
	REGISTERED:	14:05 06 June 2013
	Full Discharge:	460349 Registered 14:50 14 January 2015
	DISCHARGED:	14:50 14 January 2015
Application to Amend 426429	Lodged:	15:10 02 July 2013
	Amending:	Address
	From:	GALAXY LITHIUM AUSTRALIA LIMITED, C/-
CENTRAL TENEMENT SERVICES, PO BOX
722, WEST PERTH, WA, 6872
	To:	GALAXY LITHIUM AUSTRALIA LIMITED, C/-
MCMAHON MINING TITLE SERVICES PTY LTD,
PO BOX 592, MAYLANDS, WA, 6931
	RECORDED:	15:10 02 July 2013
Mortgage 427980	Lodged:	16:00 29 July 2013
	Mortgaged	100/100 shares GALAXY LITHIUM AUSTRALIA
	Shares:	LIMITED
	Mortgagee:	CLIPPER GROUP LIMITED
	REGISTERED:	10:00 27 August 2013
	DISCHARGED:	10:20 25 November 2015
	Full Discharge:	477868 Registered 10:20 25 November 2015
Mortgage - Discharge 460349	Lodged:	14:50 14 January 2015
	In respect to:	Mortgage 424702
	REGISTERED:	14:50 14 January 2015
Withdrawal of Dealing 460353	Lodged:	14:50 14 January 2015
	In respect to:	Caveat 424699

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 31 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

	RECORDED:	14:50 14 January 2015
Mortgage - Discharge 477868	Lodged:	10:20 25 November 2015
	In respect to:	Mortgage 427980
	REGISTERED:	10:20 25 November 2015
Mortgage 478797	Lodged:	15:10 10 December 2015
	Mortgaged	100/100 shares GALAXY LITHIUM AUSTRALIA
	Shares:	LIMITED
	Mortgagee:	MADISON PACIFIC TRUST LIMITED
	REGISTERED:	15:10 10 December 2015
	DISCHARGED:	15:50 23 March 2017
	Full Discharge:	503169 Registered 15:50 23 March 2017
Extension of Time 481983	Lodged:	16:30 19 February 2016
	Type:	Form 5
	RECORDED:	16:30 19 February 2016
	APPROVED:	16:23:18 23 February 2016
Time extended to 20 Mar 2016 in respect to Form 5 for year ending
2015
Forfeiture 485320	Initiated:	12/04/2016 for non-compliance with reporting
requirements
	RECORDED:	11:32:51 19 April 2016
	Notice Issued:	Regulation 50 Notice sent 12/04/2016 for non-
compliance with reporting requirements pursuant
to Sec 115A.
	Compliance Date:	12/05/2016
	WITHDRAWN:	21 April 2016 (MER received same day letter
sent)
Mortgage - Discharge 503169	Lodged:	15:50 23 March 2017
	In respect to:	Mortgage 478797
	REGISTERED:	15:50 23 March 2017
Mortgage 503170	Lodged:	15:50 23 March 2017
	Mortgaged	100/100 shares GALAXY LITHIUM AUSTRALIA
	Shares:	LIMITED
	Mortgagee:	BNP PARIBAS
	REGISTERED:	15:50 23 March 2017
	DISCHARGED:	14:15 01 May 2018
	Full Discharge:	529060 Registered 14:15 01 May 2018
Caveat 503171	Lodged:	15:50 23 March 2017
	Caveat Type:	Consent Caveat
	Caveator:	BNP PARIBAS
	Shares Caveated:	100/100 shares GALAXY LITHIUM AUSTRALIA
LIMITED
	RECORDED:	15:50 23 March 2017
	WITHDRAWN:	14:15 01 May 2018
Forfeiture 507740	Initiated:	14/06/2017 for non-compliance with royalty
provisions
	RECORDED:	10:33:35 07 June 2017
	Notice Issued:	Regulation 50 Notice sent 14/06/2017 for non-
compliance with royalty provisions pursuant to
Sec 82(1)(a).
	Compliance Date:	19/07/2017
	FINALISED:	Order by Minister on 12 July 2017 that M 74/244
be No Penalty Imposed
Withdrawal of Dealing 529059	Lodged:	14:15 01 May 2018
	In respect to:	Caveat 503171
	RECORDED:	14:15 01 May 2018
Mortgage - Discharge 529060	Lodged:	14:15 01 May 2018
	In respect to:	Mortgage 503170

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 32 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

	REGISTERED:	14:15 01 May 2018
Mortgage 529062	Lodged:	14:15 01 May 2018
	Mortgaged	100/100 shares GALAXY LITHIUM AUSTRALIA
	Shares:	LIMITED
	Mortgagee:	BNP PARIBAS
	REGISTERED:	14:15 01 May 2018
	DISCHARGED:	08:30 22 December 2022
	Full Discharge:	666021 Registered 08:30 22 December 2022
Caveat 529064	Lodged:	14:15 01 May 2018
	Caveat Type:	Consent Caveat
	Caveator:	BNP PARIBAS
	Shares Caveated:	100/100 shares GALAXY LITHIUM AUSTRALIA
LIMITED
	RECORDED:	14:15 01 May 2018
	WITHDRAWN:	08:30 22 December 2022
Inclusion of Private Land 532632	Lodged:	16:04 11 June 2018
Amending the grant of this lease to include Lot 36 on Deposited Plan
80856 and Lot 177 on Deposited Plan 141641 to a depth of 30 metres from the natural surface.
	RECORDED:	16:04 11 June 2018
	GRANTED:	26 June 2018
Inclusion of Private Land 541828	Lodged:	08:30 10 August 2018
	RECORDED:	08:30 10 August 2018
	WITHDRAWN:	10:04:57 02 November 2018
Inclusion of Private Land 537136	Lodged:	09:58 14 August 2018
Amending the grant of this lease to include Lot 23 on Deposited Plan
80826 and Lot 176 on Deposited Plan 141643 to a depth of 30 metres from the natural surface.
	RECORDED:	09:58 14 August 2018
	GRANTED:	22 August 2018
Inclusion of Private Land 541977	Lodged:	09:32 02 November 2018
Amending the grant of this licence to include Lot 261 on deposited plan 146658 to a depth of 30 metres from the natural surface.
	RECORDED:	09:32 02 November 2018
	GRANTED:	07 November 2018
Application to Amend 542897	Lodged:	15:30 16 November 2018
	Amending:	Address (Including DTC Details)
	From:	Principal Place of Business : GALAXY
LITHIUM AUSTRALIA LIMITED, SAME AS
CORRESPONDENCE and DTC :GALAXY
LITHIUM AUSTRALIA LIMITED, C/- MCMAHON
MINING TITLE SERVICES PTY LTD, PO BOX
592, MAYLANDS, WA, 6931
	To:	Principal Place of Business : GALAXY LITHIUM
AUSTRALIA LIMITED, LEVEL 4, 21 KINTAIL
ROAD, APPLECROSS, WA, 6153 and
DTC :GALAXY LITHIUM AUSTRALIA LIMITED,
MCMAHON MINING TITLE SERVICES PTY
LTD, C/- MCMAHON MINING TITLE SERVICES
PTY LTD, PO BOX 592, MAYLANDS, WA, 6931,
xxxx@mmts.net.au, xxxxxxxxxxx997
	RECORDED:	15:30 16 November 2018
Inclusion of Private Land 542981	Lodged:	10:23:49 19 November 2018
Amending the grant of this licence to include Lot 31 on Deposited
Plan 224145 and Lot 127 on Deposited Plan 145763 to a depth of 30 metres from the natural surface.
	RECORDED:	10:23:49 19 November 2018
	GRANTED:	22 November 2018
Inclusion of Private Land 543310	Lodged:	12:55:17 26 November 2018

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 33 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

Amending the grant of this licence to include Lot 28 on Deposited Plan 224145, Lot 253 on Deposited Plan 401420 and Lot 254 on Deposited Plan 401421 to a depth of 30 metres from the natural surface.
	RECORDED:	12:55:17 26 November 2018
	GRANTED:	28 November 2018
Inclusion of Private Land 549666	Lodged:	14:54:40 19 March 2019
Amending the grant of this lease to include Lot 251 on Deposited Plan 401418, Lot 318 on Deposited Plan 150052 and Lot 1433 on Deposited Plan 216162 to a depth of 30 metres from the natural surface.
	RECORDED:	14:54:40 19 March 2019
	GRANTED:	17 April 2019
Inclusion of Private Land 549784	Lodged:	15:17:45 20 March 2019
Amending the grant of this lease to include Lot 50 and 51 on
Deposited Plan 29986 to a depth of 30 metres from the natural surface.
	RECORDED:	15:17:45 20 March 2019
	GRANTED:	17 April 2019
Inclusion of Private Land 555450	Lodged:	13:05:35 06 June 2019
	RECORDED:	13:05:35 06 June 2019
	WITHDRAWN:	08:40:24 10 June 2019
Forfeiture 584058	Initiated:	13/08/2020 for non-compliance with royalty
provisions
	RECORDED:	08:49 13 August 2020
	Notice Issued:	Regulation 50 Notice sent 13/08/2020 for non-
compliance with royalty provisions pursuant to
Sec 82(1)(a).
June 2020 Quarter
	Compliance Date:	17/09/2020
	FINALISED:	Order by Minister on 21 September 2020 that M
74/244 be Penalty Imposed
Fine 586685	Fine in respect to:	Forfeiture Process 584058
	Fine reason:	Non-compliance with Royalties obligations
	Penalty amount:	$738.26
	Notification date:	22/09/2020
	Due date:	26/10/2020
	Pursuant to:	Section 97(5)
	RECORDED:	21 September 2020
	PAYMENT	30 September 2020
RECEIVED:
	FINALISED:	30 September 2020
	Receipt Number:	10165786
	Amount:	$738.26
	Remaining	$0.00
balance:
Application to Amend 650180	Lodged:	15:34:43 25 May 2022
	Amending:	Address (Including DTC Details)
	From:	Principal Place of Business : GALAXY LITHIUM
AUSTRALIA LIMITED, LEVEL 4, 21 KINTAIL
ROAD, APPLECROSS, WA, 6153 and
DTC :GALAXY LITHIUM AUSTRALIA LIMITED,
MCMAHON MINING TITLE SERVICES PTY
LTD, C/- MCMAHON MINING TITLE SERVICES
PTY LTD, PO BOX 592, MAYLANDS, WA, 6931,
xxxx@mmts.net.au, xxxxxxxxxxx997
	To:	Principal Place of Business : GALAXY LITHIUM
AUSTRALIA LIMITED, LEVEL 1, 21 KINTAIL
ROAD, APPLECROSS, WA, 6153 and
DTC :GALAXY LITHIUM AUSTRALIA LIMITED,

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 34 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

LEVEL 1, 21 KINTAIL ROAD, APPLECROSS, WA, 6153
	RECORDED:	15:34:43 25 May 2022
Application to Amend 650184	Lodged:	15:41:27 25 May 2022
	Amending:	ACN
	From:	GALAXY LITHIUM AUSTRALIA LIMITED ACN:
	To:	GALAXY LITHIUM AUSTRALIA LIMITED
ACN:130182099
	RECORDED:	15:41:27 25 May 2022
Application to Amend 651311	Lodged:	15:47:38 10 June 2022
	Amending:	Address (Including DTC Details)
	From:	GALAXY LITHIUM AUSTRALIA LIMITED, LEVEL 4, 21 KINTAIL ROAD, APPLECROSS, WA, 6153
	To:	GALAXY LITHIUM AUSTRALIA LIMITED, LEVEL 1, 21 KINTAIL ROAD, APPLECROSS, WA, 6153
	RECORDED:	15:47:38 10 June 2022
Application to Amend 651313	Lodged:	15:50:47 10 June 2022
	Amending:	Name
	From:	GALAXY LITHIUM AUSTRALIA LIMITED
	To:	GALAXY LITHIUM AUSTRALIA PTY LTD
	RECORDED:	15:50:47 10 June 2022
Withdrawal of Dealing 666019	Lodged:	08:30 22 December 2022
	In respect to:	Caveat 529064
	RECORDED:	08:30 22 December 2022
Mortgage - Discharge 666021	Lodged:	08:30 22 December 2022
	In respect to:	Mortgage 529062
	REGISTERED:	08:30 22 December 2022

RENT DETAILS

Rent Payments

Type	Year	Receipt Date	Payment No	Receipt No	MR Lodged	Amount	Rental Area	Effective Date	Amount Due	Discrepancy
Payment	2023	15/12/2022	4426128692	10311492	OL	$43,920.00	1,830.00000 HA	07/11/2012	$43,920.00	$0.00
Payment	2022	15/12/2021	6234040167	10235499	OL	$40,260.00	1,830.00000 HA	07/11/2012	$40,260.00	$0.00
Payment	2021	24/12/2020	6820660089	10176847	OL	$36,600.00	1,830.00000 HA	07/11/2012	$36,600.00	$0.00
Payment	2020	18/12/2019	2982949212	10127023	OL	$36,234.00	1,830.00000 HA	07/11/2012	$36,234.00	$0.00
Payment	2019	17/12/2018	3926380159	10080148	OL	$34,221.00	1,830.00000 HA	07/11/2012	$34,221.00	$0.00
Payment	2018	04/12/2017	2947113391	MT210010911065EF	OL	$32,208.00	1,830.00000 HA	07/11/2012	$32,208.00	$0.00
				GALAXY
				LITHIUM A
Payment	2017	23/12/2016		MT-210010847533-	OL	$31,201.50	1,830.00000 HA	07/11/2012	$31,201.50	$0.00
				EF
Payment	2016	22/12/2015		MT-210010462281-	OL	$30,195.00	1,830.00000 HA	07/11/2012	$30,195.00	$0.00
				EF
Refund	2015	16/11/2015		(REFUND)	PE	$32.20	1,830.00000 HA	07/11/2012	$29,463.00	$0.00
				06-141685
Payment	2015	24/12/2014		06-141685	PE	$29,495.20
Refund	2014	16/11/2015		(REFUND)	PE	$31.40	1,830.00000 HA	07/11/2012	$28,731.00	$0.00
				06-131456
Payment	2014	17/12/2013		06-131456	PE	$28,762.40
Refund	2013	16/11/2015		(REFUND)	PE	$30.80	1,830.00000 HA	07/11/2012	$28,182.00	$0.00
				06-119552
Payment	2013	17/01/2013		06-119552	PE	$28,212.80
Refund	2012	16/11/2015		(REFUND)	PE	$30.00	1,830.00000 HA	07/11/2012	$27,450.00	$0.00
				06-104956
Payment	2012	17/01/2012		06-104956	PE	$27,480.00

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 35 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

Type	Year	Receipt Date	Payment No	Receipt No	MR Lodged	Amount	Rental Area	Effective Date	Amount Due	Discrepancy
Refund	2011	16/11/2015		(REFUND)	PE	$31.90	1,830.00000 HA	07/11/2012	$29,188.50	$0.00
				88467
Payment	2011	06/01/2011		88467	PE	$29,220.40
Refund	2010	16/11/2015		(REFUND)	PE	$31.24	1,830.00000 HA	07/11/2012	$28,584.60	$0.00
				68138
Payment	2010	04/12/2009		73130	PE	$2,601.44
Payment	2010	07/08/2009		68138	PE	$26,014.40

EXPENDITURE/EXEMPTION DETAILS

Expenditure/Exemptions

Year	Minimum	Expenditure	Total	Exemption	Exemption	Exemption	Exemption	Outcome
	Expenditure	Lodged	Expenditure	Amount	Lodged	Number	Status	Date
2023	$183,000.00
2022	$183,000.00	08/02/2023	$185,181,507.07
2021	$183,000.00	14/02/2022	$114,399,937.00
2020	$183,000.00	15/02/2021	$67,563,488.83
2019	$183,000.00	28/01/2020	$93,102,013.00
2018	$183,000.00	12/02/2019	$70,781,253.00
2017	$183,000.00	22/01/2018	$24,580,771.00
2016	$183,000.00	16/02/2017	$1,671,088.00
2015	$183,000.00	18/03/2016	$1,475,861.00
2014	$183,000.00	17/02/2015	$2,243,473.00
2013	$183,000.00	03/02/2014	$7,378,206.00
2012	$183,184.00	08/02/2013	$35,617,581.00
2011	$183,200.00	10/02/2012	$61,370,687.00
2010	$183,200.00	09/02/2011	$2,525,017.00

Expenditure Details

Year	Lodged	Exploration Activities	Mining Activities	Aboriginal Survey	Rent/Rates	Admin.	Prospecting	Total Expenditure
2022	08/02/2023	$5,168,660.79	$179,901,954.00	$0.00	$74,292.28	$36,600.00	$0.00	$185,181,507.07
2021	14/02/2022	$749,452.00	$113,547,210.00	$0.00	$66,675.00	$36,600.00	$0.00	$114,399,937.00
2020	15/02/2021	$152,340.45	$67,323,926.00	$0.00	$50,622.38	$36,600.00	$0.00	$67,563,488.83
2019	28/01/2020	$338,981.00	$92,679,245.00	$0.00	$47,187.00	$36,600.00	$0.00	$93,102,013.00
2018	12/02/2019	$4,354,880.00	$63,021,856.00	$0.00	$33,982.00	$3,370,535.00	$0.00	$70,781,253.00
2017	22/01/2018	$2,574,845.00	$20,802,512.00	$0.00	$32,902.00	$1,170,512.00	$0.00	$24,580,771.00
2016	16/02/2017	$1,360,797.00	$0.00	$0.00	$31,777.00	$278,514.00	$0.00	$1,671,088.00
2015	18/03/2016	$4,598.00	$1,199,486.00	$0.00	$30,961.00	$240,816.00	$0.00	$1,475,861.00
2014	17/02/2015	$96,558.00	$1,742,775.00	$0.00	$30,228.00	$373,912.00	$0.00	$2,243,473.00
2013	03/02/2014	$128,961.00	$5,990,048.00	$0.00	$29,496.00	$1,229,701.00	$0.00	$7,378,206.00
2012	08/02/2013	$498,949.00	$29,114,105.00	$53,097.00	$28,820.00	$5,922,610.00	$0.00	$35,617,581.00
2011	10/02/2012	$332,804.00	$50,745,142.00	$49,841.00	$27,311.00	$10,215,589.00	$0.00	$61,370,687.00
2010	09/02/2011	$2,067,998.00	$0.00	$17,036.00	$26,384.00	$413,599.00	$0.00	$2,525,017.00

COMBINED REPORTING DETAILS

C Number :	127/2004	Reporting Date :	18/02
Project :	Mount Cattlin	Affecting	18/12 - 17/12
Period :

Active Tenements:
E 74/379-I (06/06/2018)	E 74/399 (06/06/2018)	E 74/400-I (08/02/2011)
E 74/401-I (08/02/2011)	E 74/406 (06/06/2018)	E 74/415 (08/04/2009)
E 74/570 (28/08/2018)	E 74/571 (28/08/2018)	E 74/589 (28/08/2018)
E 74/713 (12/05/2022)	G 74/13 (08/06/2023)	L 74/61 (02/08/2023)

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 36 of 37

MINING TENEMENT DETAILS REPORT	MINING LEASE 74/244 - Live

Active Tenements:
M 74/244 (09/03/2011)	P 74/370 (12/04/2017)	P 74/371 (12/04/2017)
P 74/372 (22/03/2017)	P 74/373 (12/04/2017)

End of Search

Created 30/08/2023 03:31:25	Requested By: Helen Symes/Page 37 of 37